UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2003

TEL Offshore Trust

(Exact name of Registrant as specified in its charter)

Texas	1-6910	76-6004064
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

JPMorgan Chase Bank, Trustee Institutional Trust Services 700 Lavaca Street Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (512) 479-2562

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.

99.1             Tel Offshore Trust’s press release dated June 27, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition, but is furnished under Item 9 pursuant to the Commission’s instructions issued in Securities and Exchange Commission Release No. 34-47583.  The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated June 27, 2003, announcing Tel Offshore Trust’s second quarter distribution for 2003 and summary results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL Offshore Trust

By: JPMorgan Chase Bank, as Corporate Trustee

	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President and Trust Officer

Date: June 27, 2003

Exhibit Index

Exhibit Number	Description

99.1	Tel Offshore Trust’s press release dated June 27, 2003.